Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25A

FIRST AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This First Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

Customer desires to obtain from CSG the right to purchase an additional ***** (**) ****** * ****** ******** ******** (******* * *********).  Accordingly, for the fees set forth in Schedule F, "CSG Licensed Products," "Required Third Party Software That May Be Procured Through CSG," Item C, of the Agreement, the number of ****** * ******** will be increased from **** ******* ********* (***) to **** ******* *********** (***), effective as of the Effective Date.

2.

Of the **** ******* ********* (***) licenses of ****** * ****** ******** ******** (******* * *********)  listed in paragraph 1. above, *********** (**) of the licenses **** *** **** ******** ****** *********** **** ***** **************.  Accordingly, for the fees set forth in Schedule F, "Required Third Party Software That May Be Procured Through CSG," Item C, ******* * ****** ********** Customer shall be ****** ****** maintenance fees for *********** (**) ****** * ******** as of the effective date of this Amendment.

3.

Customer desire to obtain and CSG desires to develop  and provide a customized temporary solution for Customer's limited mass data change needs.  Accordingly, for the fees set forth below, CSG will develop, deliver, and support of an automated Order Transaction Application tool that will reside on ********** ******* and will be capable of performing limited mass data changes for Customer-defined use cases.  The Order Transaction Application tool will be delivered with *** ******* (i) ********* and (ii) *****.

a.	Therefore, Schedule F, shall be amended by adding "VI. Order Transaction Application," to "CSG Licensed Products," and Schedule B-1, "Additional Products," is modified by adding the following:

F.  Order Transaction Application.  Order Transaction Application is a customized, interim tool that will reside on ********** ******* and will be capable of performing limited mass data changes for Customer-defined use cases.  Order Transaction Application will be delivered with *** ******** (i) ********* and (ii) *****:

1)

***** **** ******: The ***** * *** ****** utilizes a term emulator and performs service code changes for Customer's subscribers identified in an input file defined in Exhibit A.  A no truck work order is generated for each Customer subscriber who meets the defined criteria.  The module is designed to support residual mass data changes associated with the Customer’s Video Restructuring project but can support HSI use cases if they meet the same requirements defined for the video restructuring project.

2)	***** ******: The ***** ****** supports mass data associated with Customer's need to perform Directory Listing updates for Customer's subscribers listed within the input file defined in Exhibit A. The

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

module leverages *** ***** ************* the verify order detail, and update order detail that generate a SODI transaction for each Customer account that meets the defined criteria.  The module is defined to support residual mass data changes associated with the Customer’s Directory Listing project but can support voice use cases if they meet the same requirements defined for the Directory Listing project

b.

Limitations of Use: Customer understands and agrees that the web-accessed Order Transaction Application tool is intended to be an interim solution for the limited mass change scenerios described in this Amendment.

Customer further understands that it is CSG's intent to create a mass change platform ("MCP") for commercial use that will include the features and functionality of the Order Transaction Application tool.   Customer further understands and agrees that when an MCP is available in production, Customer and CSG shall negotiate in good faith the terms and conditions pursuant to which Customer may, as applicable, license and use the MCP.  Customer further agrees to cease using the Order Transaction Application tool within ****** (**) **** of Customer's commencement or use of the MCP; provided, however, that CSG agrees to maintain and support the Order Transaction Application tool through the earlier of (a) the ******** *** ***** or (b) the **** ** ***** ******** ********* ** ******* **** ** *** *********** ****** *** *** ** *** ***** *********** *********** ***** which date shall be no later than ****** (**) **** from Customer’s agreement to cease using the Order Transaction Application.  In the event CSG has not made available MCP in production to Customer prior to **** *** ***** Customer and CSG agree to negotiate in good faith terms and conditions under which CSG will continue to make available and Customer will continue to use the Order Transaction Application tool beyond ******** *** ****.

c.	SmartLink BOS transactions originating from the Order Transaction Application tool will be included in the requests per peak hour calculation set forth in Schedule F to the Agreement.

d.	Schedule F, Fees, is modified by adding the following fees:

CSG shall provide the Order Transaction Application product for the following fees

Description of Item/Unit of Measure	Frequency	Fee
Development and Support of the “Order Transaction Application” Product
A. Development of the “Order Transaction Application” Product	*** ****	$*********
C. Support (Note 1)	******	$*********

Note 1: ****** Support Fees will be paid in advance upon Installation and ******** thereafter; provided, however, that if CSG's support of the Order Transaction Application exceeds *** ******* (***) ***** during any annual support period, Customer shall be billed at the rate of $****** per ******, per **** for each **** in excess of *** ******* (***) *****.

e.

Development of the Order Transaction Application shall be completed in accordance with the “Development of the Order Transaction Application” attachment to the SOW to be executed by the parties hereto titled "Order Transaction Application Development (CSG document no. 2299292).

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Tracy L. Pitcher	By: /s/ Joseph T. Ruble
Title: VP Customer Operations	Title: EVP - General Counsel
Name: Tracy L. Pitcher	Name: Joe Ruble
Date: 4/29/09	Date: 5-4-09